SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 22, 2004

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-6686                 13-1024020
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(State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)               Number)            Identification No.)

1271 Avenue of the Americas, New York, New York                  10020
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    (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure.

         On January 22, 2004, The Interpublic Group of Companies, Inc. ("Interpublic") issued a press release, attached hereto as Exhibit 99.1, which is hereby incorporated by reference, announcing that it had successfully redeemed all of its outstanding 1.80% Convertible Subordinated Notes due 2004, with an aggregate principal amount of $249,958,000. The redemption date was January 20, 2004. The redemption price was $246,033,659 (96.6813% of the principal amount of the notes plus original issue discount accrued to the redemption date, or $978.10 per $1,000 principal amount of the notes, plus accrued interest to the redemption date).

Item 7.  Financial Statements and Exhibits.

         Exhibit 99.1: Press Release of Interpublic, dated January 21, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE INTERPUBLIC GROUP OF
                                                 COMPANIES, INC.


Date: January 22, 2004                        By: /s/ Nicholas J. Camera
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                                                  Nicholas J. Camera
                                                  Senior Vice President, General
                                                  Counsel and Secretary